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                                                                    EXHIBIT 10.2


                            LETTER AMENDMENT NO. 4


                                        As of March 25, 1999


The Prudential Insurance Company
 of America
U.S. Private Placement Fund
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201

Ladies and Gentlemen:

          We refer to the Master Shelf Agreement dated as of April 17, 1997, as amended by Letter Amendment No. 1 dated March 31, 1998, Letter Amendment No. 2 dated as of June 30, 1998 and Letter Amendment No. 3 dated as of October 30, 1998 (as amended, the "AGREEMENT"), among the undersigned, TransMontaigne Inc., formerly known as TransMontaigne Oil Company, (the "COMPANY") and The Prudential Insurance Company of America ("PRUDENTIAL") and U.S. Private Placement Fund (collectively, the "PURCHASERS"). Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

          The Company has advised the Purchasers that it intends to issue up to 200,000 shares of its Series A Convertible Preferred Stock, par value $.01 per share (the "SERIES A CONVERTIBLE PREFERRED STOCK"), having an aggregate initial Liquidation Value of up to $200,000,000. The Company has requested that you agree to amend the definitions of "Distribution" and "Indebtedness" as used therein in order to clarify the treatment of the Series A Convertible Preferred Stock and to make other conforming changes. You have indicated your willingness to so agree. Accordingly, it is hereby agreed by you and us as follows:


1. AMENDMENTS TO THE AGREEMENT. The Agreement is, effective the date first above written, hereby amended as follows:

     (a) PARAGRAPH 7A.  ACCELERATION.  Paragraph 7A of the Agreement is amended
(I) by adding the word "or" at the end of clause (xvii) and (II) by adding at the end thereof a new clause (xviii) to read as follows:

         "(xviii) there shall occur any "Fundamental Change" as defined in the provisions of the Charter of the Company which relate to the Series A Convertible Preferred Stock;"

     (b) PARAGRAPH 10B.  OTHER TERMS.  Paragraph 10B of the Agreement is amended

         (I) by amending the definitions of "Distribution" and "Indebtedness" in full to read as follows:

         "DISTRIBUTION" shall mean, with respect to the Company (or other specified Person):

               (a) the declaration or payment of any dividend or distribution, including dividends payable in shares of capital stock of or other equity interests in the Company (or such specified Person), on or in respect of any shares of any class of capital stock of or other equity interests in the Company (or such specified Person);

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               (b)  the purchase, redemption or other retirement of any shares of any class of capital stock of or other equity interest in the Company (or such specified Person) or of options, warrants or other rights for the purchase of such shares, directly, indirectly through a Subsidiary or otherwise;

               (c) any other distribution on or in respect of any shares of any class of capital stock of or equity or other beneficial interest in the Company (or such specified Person);

               (d) any payment of principal or interest with respect to, or any purchase, redemption or defeasance of, any Indebtedness of the Company (or such specified Person) which by its terms or the terms of any agreement is subordinated to the payment of the Obligations;

               (e) any loan or advance by the Company (or such specified Person) to, or any other Investment by the Company (or such specified Person) in, the holder of any shares of any class of capital stock of or equity interest in the Company (or such specified Person), or any Affiliate of such holder; and

               (f) without duplication, any cash payment in respect of Permitted Preferred Trust Securities or Permitted Subordinated Trust Indebtedness;

          provided, however, that the term "Distribution" shall not include (i)
          --------  -------
          the accrual of unpaid dividends on the Series A Convertible Preferred Stock or dividends on the Series A Convertible Preferred Stock paid solely in the form of additional shares of the Series A Convertible Preferred Stock, (ii) dividends payable in perpetual common stock of or other similar equity interests in the Company (or such specified Person), (iii) payments in the ordinary course of business in respect of (A) reasonable compensation paid to employees, officers and directors or (B) advances to employees for travel expenses, drawing accounts and similar expenditures, (iv) any loan or advance by the Company to any Guarantor or (v) any other loan or advance by the Company which constitutes an Investment permitted under paragraphs 6C(4)(v), 6C(4)(vi) or 6C(4)(vii).

          "INDEBTEDNESS" shall mean all obligations, contingent or otherwise, which in accordance with GAAP are required to be classified upon the balance sheet of the Company (or other specified Person) as liabilities, but in any event including (without duplication):

               (a)  borrowed money;

               (b) indebtedness evidenced by notes, debentures or similar instruments;

               (c)  Capitalized Lease Obligations;

               (d) the deferred purchase price of assets or securities, including related noncompetition, consulting and stock repurchase obligations (other than ordinary trade accounts payable within six months after the incurrence thereof in the ordinary course of business);

               (e) mandatory redemption or dividend obligations on capital stock (or other equity) (excluding, however, any such obligation in respect of the Series A Convertible Preferred Stock);


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               (f)  reimbursement obligations with respect to letters of credit, bankers acceptances, surety bonds, other financial guarantees and Interest Rate Protection Agreements;

               (g)  unfunded pension liabilities;

               (h) obligations that are immediately and directly due and payable out of the proceeds of or production from property;

               (i) liabilities secured by any Lien existing on property owned or acquired by the Company (or such specified Person), whether or not the liability secured thereby shall have been assumed; and

               (j) all Guarantees in respect of Indebtedness of others; provided however, that the "Indebtedness" of any Person shall not
          -------- -------
          include any liability in respect of Permitted Preferred Trust Securities or Permitted Subordinated Trust Indebtedness."

          and (II) by adding the following new definition in alphabetical order:

          "SERIES A CONVERTIBLE PREFERRED STOCK" shall mean the Series A Convertible Preferred Stock, par value $.01, issued by the Company on or after March 25, 1999 in the aggregate initial amount of up to 200,000 shares having an initial liquidation value of $1,000 per share and any additional shares of such series of convertible preferred stock issued as or in lieu of dividends thereon."


2. CONSENT OF GUARANTORS. Each Guarantor under the Guaranty contained in paragraph 11 of the Agreement, hereby consents to this letter amendment and hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of, said letter amendment, all references in the Guaranty to the Agreement, "thereunder", "thereof", or words of like import referring to the Agreement shall mean the Agreement as amended by said letter amendment.


3. CONSENT OF PLEDGORS. Each of the Company, TransMontaigne Transportation Services Inc., TransMontaigne Product Services Inc. and TransMontaigne Pipeline Inc. is a Pledgor under the Pledge Agreement (the "PLEDGORS") and each hereby agrees that (i) the Pledge Agreement shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of, this letter amendment, all references in the Pledge Agreement to the Loan Documents shall mean the Loan Documents as amended by this Amendment and (ii) all of the Loan Security described therein does, and shall continue to, secure the payment by the Pledgors of their obligations under the Loan Documents, as amended by this letter amendment.


4. REPRESENTATIONS AND WARRANTIES. In order to induce you to enter into this Amendment, each of the Obligors hereby represents and warrants that each of the representations and warranties contained in paragraph 8 of the Agreement is true and correct on the date hereof.


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5.   MISCELLANEOUS.

     (a) EFFECT ON AGREEMENT. On and after the effective date of this letter amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Agreement, each reference in the Notes to "the Agreement", "thereunder", "thereof", or words of like import referring to the Agreement, and each reference in the Pledge Agreement to "the Shelf Agreement" "thereunder", "thereof", or words of like import referring to the Agreement, shall mean the Agreement as amended by this letter amendment. On and after the effective date of this letter amendment, each reference in the Pledge Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Pledge Agreement, and each reference in the Notes to "the Pledge Agreement", "thereunder", "thereof", or words of like import referring to the Pledge Agreement, shall mean the Pledge Agreement as amended by this letter amendment. The Agreement and the Pledge Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this letter amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement or the Pledge Agreement nor constitute a waiver of any provision of the Agreement or the Pledge Agreement.

     (b) COUNTERPARTS. This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

     (c) EFFECTIVENESS. This letter amendment shall become effective as of the date first above written when and if:

          (I) counterparts of this letter amendment shall have been executed by the Company, each Guarantor and the Pledgors and you;

          (II) the covenants of the Company set forth in the Bank Agreement shall have been amended to reflect the covenant modifications of the Agreement made herein; the Required Holders hereby consent to such amendments and waivers under the Bank Agreement;

          (III) no Default or Event of Default under the Agreement shall have occurred and be continuing; and

          (IV) the Bank Agent and other requisite holders, if any, of the Indebtedness issued under the Bank Agreement shall have consented to the amendments of the Agreement set forth herein.

     (d) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE 0F NEW YORK.

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          If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least a counterpart of this letter amendment to TransMontaigne Inc., 370 17th Street, Suite 2750, Denver, Colorado 80202, Attention of Harold R. Logan.

                              Very truly yours,

                              TRANSMONTAIGNE INC.
                              (f/k/a TransMontaigne Oil Company)

                              By:  /s/ Richard E. Gathright
                                  ------------------------------------
                                    Title:  President

                              GUARANTORS/PLEDGORS

                              TRANSMONTAIGNE PRODUCT SERVICES
                               MIDWEST INC. (F/K/A TRANSMONTAIGNE PRODUCT
                               SERVICES INC.)
                              TRANSMONTAIGNE PIPELINE INC.
                              TRANSMONTAIGNE TERMINALING INC.
                              TRANSMONTAIGNE TRANSPORTATION SERVICES INC.
                              BEAR PAW ENERGY INC.
                              TRANSMONTAIGNE PRODUCT SERVICES INC.
                              TRANSMONTAIGNE PIPELINE INC.
                              TRANSMONTAIGNE PRODUCT SERVICES EAST INC.

                              By: /s/ Richard E. Gathright
                                  ------------------------------------
                                    As C.E.O. of each of the foregoing
                                    corporations

Agreed as of the date first above written:

THE PRUDENTIAL INSURANCE COMPANY
 OF AMERICA

By: /s/ Randall M. Kob
    ----------------------------
       Vice President

U.S. PRIVATE PLACEMENT FUND

By:  Prudential Private Placement
     Investors, L.P., Investment Advisor

By:  Prudential Private Placement
     Investors, Inc., its General Partner

By: /s/ Randall M. Kob
    ----------------------------
     Vice President

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